FOURTH AMENDMENT TO COMMERCIAL BUSINESS LOAN AGREEMENT FOR TERM LOANS AND LINES OF CREDIT THIS FOURTH AMENDMENT TO COMMERICAL BUSINESS LOAN AGREEMENT FOR TERM LOANS AND LINES OF CREDIT (this “Fourth Amendment”) is dated May 1, 2020, by and among VIEMED, INC., a Delaware corporation (“Viemed”), SLEEP MANAGEMENT, L.L.C. (“Sleep Management”), a Louisiana limited liability company, and HOME SLEEP DELIVERED, L.L.C. (“Home Sleep”), a Louisiana limited liability company (collectively, the “Borrower”), and HANCOCK WHITNEY BANK, a Mississippi state chartered bank, formally known as Whitney Bank (the “Lender”). The Borrower, Guarantor, if any, and any other person who may be liable now or in the future for any portion of any Loans are referred to as “Obligor”, which term means individually, collectively, and interchangeably any, each and/or all of them. R E C I T A L S: A. Borrower and Lender are parties to that certain Commercial Business Loan Agreement for Term Loans and Lines of Credit dated February 21, 2018, pursuant to which the Lender established in favor of Borrower, among other things, a revolving line of credit in the maximum aggregate principal amount of $5,000,000.00 (collectively, with all past, present and future amendments and/or restatements, the “Agreement”). B. Borrower has now applied to Lender to renew an existing $10,000,000.00 revolving line of credit. C. Lender, subject to the terms and conditions of this Fourth Amendment, has agreed to Borrower’s requests. NOW, THEREFORE, in consideration of the mutual covenants hereunder set forth, Borrower and Lender do hereby covenant and agree to amend the Agreement as follows: 1. Revisions to Article A – The Loan or Loans. A. The first subsection of Section A of the Agreement, entitled “A LINE OF CREDIT LOAN,” is hereby deleted in its entirety and replaced as follows: A LINE OF CREDIT LOAN (the “Line of Credit,” which term shall include all renewals, extensions or modifications thereof) to Borrower in the maximum principal amount of Ten Million and no/100 ($10,000,000.00) dollars, bearing interest at a variable rate equal to the Wall Street Journal Prime Rate less a margin of .50%, floating daily, per annum from date of advance until paid, payable in monthly installments of interest only, payable in arrears, commencing on June 1, 2020, and continuing on the same day of each month thereafter, with a final payment of all principal and outstanding interest due and payable on May 1, 2023. The Line of Credit shall be represented by Bank’s standard form of commercial note containing 4th Amendment Hancock Whitney Bank 1 additional terms and conditions (the “Revolving Note”). The term “Wall Street Journal Prime Rate” shall have the meaning set forth in the Revolving Note, and, notwithstanding any other provision of this Agreement, at no time shall the interest rate on the Revolving Note be less than three and one-half percent (3.50%) per annum. 2. Expenses. Borrower will pay all of the costs, expenses and fees incurred in connection with the Agreement, as documented pursuant to the original Agreement, as modified by this Fourth Amendment and any future amendments, including attorneys’ fees and appraisal fees. 3. Confirmation of Loan Documents and Security. Each Obligor understands and agrees that all other terms, conditions, and provisions of the Agreement and/or the Loan Documents shall remain in full force and effect. All of the liens, privileges, mortgages, security interests, priorities, and equities existing and to exist under and in accordance with the terms of the Agreement, as amended, the Revolving Note, and the Loan Documents are hereby extended and carried forward as security for the Agreement, the Revolving Note, the Loans, and all other indebtedness, obligations, and liabilities of the Borrower to Lender. 4. Representations; Resolutions. As of the date hereof, and after giving effect to this Fourth Amendment, each Obligor confirms, reaffirms, and restates the representations and warranties set forth in the Agreement and the Loan Documents. Each Obligor further confirms and reaffirms each and every resolution, certificate, consent, and/or other authorization provided to Lender, and further represents that each such resolution, certificate, consent, and/or other authorization (i) remains in full force and effect, (ii) stands of record on the books of such Obligor, and (iii) may be relied upon by Lender, including without limitation the Authorizations given by Borrower and Guarantor on or about February 21, 2018, as well as any before or after. 5. No Right of Setoff; Release of Claims. Borrower acknowledges that as of the date of this Fourth Amendment, Borrower has no right to setoff any amount against the amounts owed by Borrower to Lender. In consideration of this Fourth Amendment, each Obligor further releases Lender from any and all claims arising on or prior to the date of this Fourth Amendment, known or unknown, in connection with the Agreement, the Loans, the Revolving Note, and/or the Loan Documents. 6. No Course of Dealing. This Fourth Amendment shall not establish a course of dealing or be construed as evidence of any willingness on Lender’s part to grant other or future amendments, should any be requested, and Lender is under no obligation to grant or approve such other or future amendments. 7. AMENDMENT. THE AGREEMENT AND THIS FOURTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LOUISIANA REVISED STATUTES 6:1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN LENDER AND ANY OBLIGOR. THE AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, THE REVOLVING NOTE, AND THE LOAN 4th Amendment Hancock Whitney Bank 2

DOCUMENTS SET FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY BORROWER AND LENDER. 8. Miscellaneous provisions. a. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Fourth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument. b. Except as expressly amended herein, the Agreement and all of the terms, conditions, and provisions set forth therein shall continue in full force and effect. The Agreement, as amended by this Fourth Amendment, is hereby ratified and confirmed by the parties hereto. c. No novation or satisfaction of any indebtedness, obligations, and/or liabilities owed by any Obligor to Lender is intended by this Fourth Amendment. d. Unless specifically defined in this Fourth Amendment, capitalized terms used herein shall have the meanings set forth in the Agreement. 9. USA Patriot Act. Lender is subject to the USA Patriot Act (Title III of Pub. L. 107- 56 (signed into law October 26, 2001)) (the “Act”) and Lender hereby notifies Borrower that pursuant to the requirements of the Act, Lender is required to obtain, verify, and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act. Borrower shall, promptly following each request by Lender, provide all documentation and other information requested by Lender in order for Lender to comply with its ongoing obligations under the applicable “know your customer” and anti-money laundering rules and regulations, including the Act. 4th Amendment Hancock Whitney Bank 3

Executed by the parties as of the date set forth above. Lender: Hancock Whitney Bank, a Mississippi state chartered bank By: /s/ Grant Guillotte Grant Guillotte Senior Vice President Borrower: Viemed, Inc. By: /s/ Casey Hoyt Casey Hoyt Chief Executive Officer Sleep Management, L.L.C. By: /s/ Casey Hoyt Casey Hoyt Member & Manager Home Sleep Delivered, L.L.C. By: /s/ Casey Hoyt Casey Hoyt Member & General Manager 4th Amendment Hancock Whitney Bank 4